UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT Pursuant to Section 13 OR 15(d)
                       of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006 (July 25, 2006)


                             PEGASUS WIRELESS CORP.
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             (Exact name of registrant as specified in its charter)



      Nevada                            000-32567                52-2273215
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)


 1565 Reliance Way, Freemont, CA                                   94539
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (510) 490-8288


                                      N/A
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         (Former name or former address, if changed since last report.)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 5 - CORPORATE GOVERNANCEAND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On July 25, 2006, the Board of Directors elected Jasper Knabb as Co-Chief Executive Officer of the Company. The Co-CEO's are allowed to act independently of each other.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PEGASUS WIRELESS CORP.

    July 25, 2006          By:  /s/ Stephen H. Durland
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                                Stephen H. Durland
                                Title: CFO